UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2014

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 19, 2014, SunCoke Energy, Inc. (the “Company”) announced that that it has updated its outlook for the divestiture of its Coal Mining business, and is evaluating contingency plans to scale back mining operations. The Company’s press release containing this announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	SunCoke Energy, Inc. Press Release (November 19, 2014).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC. (Registrant)

By:	/s/ Allison S. Lausas
Allison S. Lausas Vice President and Controller

Date: November 19, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy, Inc. press release (November 19, 2014)